Exhibit 10.19.1
ADDENDUM TO CONTRACT OF
EMPLOYMENT
BETWEEN THE UNDERSIGNED:
SYNODYS SA, with capital of 3 476 070 €, headquarters at Lamanon (Bouches du Rhône), registered at the R.C.S. of Tarascon under the n° B 382 192 102 00020
Represented by Mr Thomas Logan, President of the Executive Board, acting es-officio,
Hereinafter reffered to by « the Employer »
On the one hand,
AND:
Mr Antony BESSO, French citizen, living XXXXX, registered at the Social Security under the n° XXXXX
Hereinafter reffered to by « The salaried »
On the other hand,
FOR MEMORY IT IS REMINDED THAT:
The employee was recruited on April, 9th 2006 and today holds the role of Health Physics Group Division President. Article 5.4 of the original contract of employment mentioned the granting of an expatriation allowance calculated on the basis of a number of days abroad, out of the home country. This allowance concerned only the countries of Western Europe and Americas (North and South). Given the fact that the employee must travel extensively throuhout the world to fulfill this role, it appeared necessary for both sides to extend this clause and to standardize it according to a middle table.
AS A CONSEQUENCE IT IS AGREED THE FOLLOWING:
ARTICLE I — MODIFICATION OF THE CLAUSE 5.4 OF THE CONTRACT OF EMPLOYMENT
The time spent outside the French territory will be the subject of an expatriation allowance calculated according to the same principle as before but on the following basis:

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All countries of the world
Yearly cumulated period	except French territory
20 to 30 days	6%
31 to 45 days	8%
46 to 60 days	12%
61 to 75 days	15%
76 to 90 days	20%
More than 90 days	30%
ARTICLE II — VARIOUS ARRANGEMENTS.
The other articles of the previous contract remain unchanged.
Written at Lamanon, on November 26th 2007 in two original, one of which for each party.

The salaried Antony BESSO	The employer Thomas Logan

/s/ W. Antony Besso	/s/ Thomas Logan

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